Divestitures	12 Months Ended
Sep. 27, 2013
Text Block [Abstract]
Divestitures

20. DIVESTITURES

In fiscal year 2011, the Company sold non-core assets representing two businesses to two separate acquirers, receiving cash proceeds aggregating $3.0 million. The Company has no continuing interests in either business. One sale resulted in a loss of $1.3 million and the other sale resulted in a gain of $1.6 million. The net gain arising from the divestitures is included in income from discontinued operations in the accompanying consolidated statement of operations for fiscal year 2011. The following is a summary of operating results in fiscal year 2011 related to the divested businesses (in thousands):

Revenue	$5,808

Income from discontinued operations before income taxes	$67
Gain on sale of assets, net	329
Income tax benefit	358

Income from discontinued operations, net	$754